     As filed with the Securities and Exchange Commission on April 2, 1998.

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): MARCH 31, 1998


                            EXCEL REALTY TRUST, INC.
             (Exact Name of Registrant as Specified in its Charter)

           MARYLAND                        1-12244                          33-0160389
(State or Other Jurisdiction of     (Commission File Number)     (I.R.S. Employer Identification
        Incorporation)                                                          No.)


                         16955 VIA DEL CAMPO, SUITE 110
                              SAN DIEGO, CALIFORNIA
                    (Address of Principal Executive Offices)

                                      92127
                                   (Zip Code)


                                 (619) 485-9400
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


                                  Page 1 of 76
                             Exhibit Index on Page 5

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

          On March 31, 1998, Excel Realty Trust, Inc., a Maryland corporation ("Excel"), consummated its previously-announced spin-off of Excel Legacy Corporation, a Delaware corporation ("Legacy"), through the distribution to the holders of record of Excel common stock on March 2, 1998 (the "Record Date") of all of the common stock of Legacy (the "Distribution"), pursuant to a Distribution Agreement dated as of March 31, 1998 (the "Distribution Agreement") among Excel, Legacy and ERT Development Corporation. Each holder of Excel common stock received one share of Legacy common stock for each share of Excel common stock owned on the Record Date. No consideration was paid by the holders of Excel common stock in exchange for the Legacy common stock. Based on the 23,160,757 shares of Excel common stock outstanding on the Record Date, 23,160,757 shares of Legacy common stock were distributed to such holders. The Legacy common stock is currently quoted and traded on the OTC Bulletin Board under the symbol "XLCY." The Legacy common stock was registered under the Securities Exchange Act of 1934, as amended, under a Registration Statement on Form 10 which included an information statement about the Distribution (the "Information Statement"), copies of which were mailed to Excel's stockholders. The final version of the Information Statement was filed by Legacy with the Securities and Exchange Commission on a Form 8-K dated March 26, 1998. A copy of the Distribution Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

          Additional information concerning the assets and liabilities transferred to Legacy and the continuing relationship between Excel and Legacy is contained in the Information Statement. In connection with the Distribution, and in addition to the Distribution Agreement, Excel and Legacy entered into an Administrative Services Agreement, Intercompany Agreement, Tax Sharing Agreement and Transitional Services Agreement, copies of which are attached hereto as exhibits and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits.

          2.1 Distribution Agreement, dated as of March 31, 1998, by and among Excel Realty Trust, Inc., Excel Legacy Corporation and ERT Development Corporation.

          10.1 Administrative Services Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy Corporation.

          10.2 Intercompany Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy Corporation.

          10.3 Tax Sharing Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy Corporation.

          10.4 Transitional Services Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy Corporation.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 2, 1998                    EXCEL REALTY TRUST, INC.


                                        By:  /s/ Richard B. Muir
                                           --------------------------------
                                           Richard B. Muir
                                           Executive Vice President and
                                           Secretary



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
                                  EXHIBIT INDEX


   Exhibit No.                      Description
   -----------                      -----------
        2.1     Distribution Agreement, dated as of March 31, 1998, by and among
                Excel Realty Trust, Inc., Excel Legacy Corporation and ERT
                Development Corporation.

        10.1 Administrative Services Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy
                Corporation.

        10.2 Intercompany Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc.and Excel Legacy Corporation.

        10.3 Tax Sharing Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy Corporation.

        10.4 Transitional Services Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy
                Corporation.



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